UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2005

Frederick County Bancorp, Inc.

 (Exact name of registrant as specified in its charter)

Commission file number: 000-50407

Maryland	20-0049496
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

30 West Patrick Street, Frederick, Maryland	21701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 620-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     On April 21, 2005, the Registrant entered into an unsecured revolving line of credit borrowing arrangement with the Atlantic Central Bankers Bank in the amount of $2,000,000.00.  This facility matures on May 1, 2007, has a floating interest rate equal to the Wall Street Journal Prime Rate, which is currently 5.75% and requires monthly interest payments only.  The purpose of this facility is to provide capital to its wholly-owned banking subsidiary, Frederick County Bank (the “Bank”), as needed.  It is a requirement of this arrangement that the Bank maintain at least an adequately capitalized status as defined by FIRREA.

Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREDERICK COUNTY BANCORP, INC.
(Registrant)

	By:	/s/ William R. Talley, Jr.
William R. Talley, Jr., Executive Vice President and Chief Financial Officer (Principal Accounting Officer)

Dated: April 29, 2005